EXHIBIT 10.1

THE ISSUANCE AND SALE OF THE SECURITY REPRESENTED BY THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (i) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM GENERALLY ACCEPTABLE TO THE COMPANY’S LEGAL COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (ii) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), MICHAEL REDARD, A REPRESENTATIVE OF THE COMPANY HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUANCE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i).

DEMAND SECURED PROMISSORY NOTE

$1,100,000	September 25, 2020
New York, New York

FOR VALUE RECEIVED, CURE Pharmaceutical Holding Corp., a Delaware corporation with offices located at 1620 Beacon Place, Oxnard, California 93033 (the “Maker”), promises to pay to the order of Ionic Ventures, LLC or its assigns (“Holder”), the principal amount of One Million and One Hundred Thousand Dollars ($1,100,000) (the “Principal”), which includes $1,000,000 in cash borrowed by the Maker from the Holder on the date hereof and $100,000 of original issue discount. No additional interest shall accrue hereunder other than Late Charges (as defined below) upon the failure to pay amounts outstanding hereunder.

1. Payment on Demand. The entire unpaid Principal of this demand promissory note (this “Note”), together with accrued and unpaid Late Charges hereunder, shall be due and payable at any time, or from time to time, upon a demand made by Holder for any reason or no reason from and after the earlier to occur of (x) the initial date after the date hereof of any offering of securities by the Company with gross proceeds of at least $1,000,000 (the “Next Subsequent Placement”) and (y) October 31, 2020. All demands for repayment received by the Maker prior to 4:00 P.M. New York city time on a given date shall be paid to the Holder on such given date. All demands for repayment received by the Maker after 4:00 P.M. New York city time on a given date shall be paid to the Holder on the immediately following business day. The Maker will pay to the Holder of this Note on demand such further amount as shall be sufficient to cover all costs and expenses of such Holder incurred in the drafting and negotiation of this Note and all costs and expenses of any enforcement or collection of this Note, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. Payments shall be credited first to the accrued Late Charges then due and payable and the remainder applied to Principal.

1

2. Prepayment; Mandatory Prepayment. Prepayment of principal, together with accrued and unpaid Late Charges, may be made at any time without notice, premium or penalty. With the agreement of Holder, the Principal and accrued and unpaid Late Charges under this Note may be applied to all, or any part, of the purchase price of securities to be issued upon the consummation after the date hereof of an offering of securities by Maker to Holder. So long as any amounts remain outstanding hereunder, all cash proceeds received by the Maker on or after the date hereof from the Next Subsequent Placement and, if this Note remains outstanding thereafter, any other sales of any securities of the Maker (each, a “Subsequent Offering, and each such cash amount, the “Subsequent Offering Proceeds” thereof), shall be used to repay this Note (such portion of any given Subsequent Offering Proceeds required to be mandatorily paid to the Holder hereunder, each a “Subsequent Offering Payment”). Any Subsequent Offering Payment received by the Maker prior to 4:00 P.M. New York city time on a given date shall be paid to the Holder on such given date. Any Subsequent Offering received by the Maker after 4:00 P.M. New York city time on a given date shall be paid to the Holder on the immediately following business day. All Subsequent Offering Payments shall be made in U.S. dollars and immediately available funds in accordance with the wire transfer instructions of the Holder delivered to the Maker on or prior to such applicable payment date. The Maker shall deliver written notice of any transactions with respect to the applicable Subsequent Offering as soon as commercially practicable following the close of the Nasdaq Capital Market on such date of determination, but in no event later than 8:00 AM, New York city time, on the calendar day immediately following the date of such transaction.

3. Representations and Warranties of Maker. Maker represents and warrants as follows as of the date hereof: (a) it is duly organized, validly existing and in good standing under the laws of its state of Delaware; (b) the execution, delivery and performance by Maker of this Note are within Maker’s powers, have been duly authorized by all necessary actions, and do not contravene its governing agreements, certificates or other organization documents, and do not contravene any law or any contractual restriction binding on or affecting Maker; (c) no authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by Maker of this Note; (d) this Note constitutes the legal, valid and binding obligation of Maker party thereto, enforceable against Maker in accordance with its terms, except to the extent enforceability is limited by bankruptcy, insolvency, fraudulent conveyance, moratorium and other laws for the protection of creditors generally and by general equitable principles; and (e) there is no pending or, to Maker’s knowledge, threatened action or proceeding affecting Maker before any governmental agency or arbitrator with respect to the transactions contemplated by this Note or which may materially adversely affect the property, assets or condition (financial or otherwise) of Maker.

4. Late Charges. Any amount of principal or other amounts due under the Loan Documents which is not paid when due (a “Payment Default”) shall result in a late charge being incurred and payable by the Maker in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (the “Late Charges”).

2

5. Use of Proceeds. Maker shall immediately on the date hereof pay the proceeds of this Note to fund the general working capital of Maker and not for any other purpose.

6. Security. The Maker hereby grants and pledges to the Holder a continuing security interest in the Subsequent Offering Proceeds (if any, including any and all cash, proceeds, funds, credits, rights and other assets therein or arising therefrom, from time to time, and any additions, dividends, profits and interest in the foregoing and any replacements or substitutions therefore (collectively, the “Collateral”)) to secure prompt repayment of any and all amounts outstanding hereunder from time to time and to secure prompt performance by the Maker of each of its covenants and duties under this Note. Such security interest constitutes a valid, first priority security interest in the Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any filings undertaken related to the Holder’s rights under the Delaware Uniform Commercial Code, the Holder’s lien on the Collateral shall remain in effect for so long as this Note remains outstanding.

7. Disclosure. The Maker shall, on or before 9:30 a.m., New York City time on September 30, 2020, file a Current Report on Form 8-K describing this Note and the transactions contemplated hereby in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of this Note as an exhibit to such filing (including all attachments, the “8- K Filing”). From and after the filing of the 8-K Filing, the Maker shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Maker or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Maker acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Maker, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Maker, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Maker shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Maker in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Maker shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

8. Indemnification. Maker hereby indemnifies and holds harmless Holder, each of its affiliates and correspondents and each of their respective directors, officers, employees, agents and advisors (each an “Indemnified Party”) from and against any and all actions, claims, damages, losses, liabilities, fines, penalties, costs and expenses of any kind (including, without limitation, counsel fees and disbursements in connection with any subpoena, investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto) which may be incurred by the Indemnified Party or which may be claimed against the Indemnified Party by any person by reason of or in connection with the execution, delivery or performance of this Note, or action taken or omitted to be taken by Holder under, this Note. Nothing in this paragraph is intended to limit Maker’s obligations contained elsewhere in this Note. Without prejudice to the survival of any other obligation of Maker hereunder, the indemnities and obligations of Maker contained in this paragraph shall survive the payment in full of all obligations hereunder.

3

9. Alternate Payment Upon Extended Payment Default. If a Payment Default hereunder remains outstanding for a period of forty-eight (48) hours, at any time thereafter the Holder may, by delivery of a written notice to the Maker (each, an “Alternate Payment Notice”), require the Maker to redeem all, or any part, of this Note (as set forth in such Alternate Payment Notice) (such aggregate portion of this Note to be redeemed, each, an “Alternate Payment Amount”) at a redemption price equal to 130% of such Alternate Payment Amount as set forth in such Alternate Payment Notice (each, an “Alternate Payment”). Upon the consummation of an Alternate Payment, the corresponding Alternate Payment Amount of this Note shall no longer remain outstanding and shall be deemed satisfied in full.

10. Miscellaneous.

(a) All amounts to be paid by hereunder shall be paid when due by wire transfer in United States dollars and immediately available funds in accordance with the wire instructions delivered to such party entitled to receive such payment prior to such date.

(b) If any payment on this Note shall become due on a Saturday, Sunday or a bank or legal holiday, such payment shall be made on the next succeeding business day.

(c) No course of dealing and no delay on the part of the Holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

(d) Maker hereby waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note.

(e) If Late Charges or other amounts payable under this Note is in excess of the maximum permitted by law, the Late Charges or other amounts chargeable hereunder shall be reduced to the maximum amount permitted by law and any excess over the maximum amount permitted by law shall be credited to the principal balance of this Note and applied to the same and not to the payment of Late Charges or such other amounts, as applicable.

(f) Maker hereby (i) irrevocably submits to the jurisdiction of any Illinois State or Federal court sitting in Chicago, Illinois in any action or proceeding arising out of or relating to this Note, (ii) waive any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines and (iii) irrevocably agree that all claims in respect of such an action or proceeding may be heard and determined in such Illinois State or Federal court. This Note shall be governed by, and construed in accordance with, the laws of the State of Illinois. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

4

(g) This Note shall be binding upon and inure to the benefit of Maker and Holder and their respective successors, assigns, heirs and legal representations, except that Maker may not assign any rights or obligations hereunder without the prior written consent of Holder. Holder may assign to other affiliated entities all or a portion of its rights under this Note.

(h) Maker acknowledges that the transaction of which this Note is a part is a commercial transaction and hereby waives its right to any notice and hearing as may be allowed by any state or federal law with respect to any prejudgment remedy which any Holder or its successors or assigns may use.

(i) Maker hereby agrees to pay on demand all reasonable costs and expenses (including, without limitation, all reasonable fees, expenses and other client charges of counsel to Holder) incurred by Holder in connection herewith and with the enforcement of Holder’s rights, and the collection of all amounts due, hereunder. The Holder of this Note may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(j) If this Note is lost or destroyed, Maker shall, at Holder’s request, execute and return to Holder a replacement promissory note identical to this Note. No replacement of this Note shall result in a novation of Maker’s obligations under this Note. Maker acknowledges the need to act promptly upon its receipt of the documentation evidencing any request by Holder that the Note be replaced pursuant to this paragraph and agrees that Maker will meet the reasonable deadlines of Holder provided that Maker has received the applicable documents at least ten (10) business days prior to such deadline. Furthermore, Maker agrees to reasonably cooperate with Holder to effectuate the obtainment of such title policy endorsements, or new title evidence and other assurances and documents as Holder shall reasonably require.

5

IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

CURE PHARMACEUTICAL HOLDING CORP.

By:	/s/ Michael Redard
Name: Michael Redard
Title: CFO

Agreed and accepted by:

IONIC VENTURES, LLC

By:	/s/ Brendan O'Neil
Name: Brendan O'Neil
Title: Authorized Signatory

6